UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A-2

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: January 22, 2024

KonaTel, Inc.

(Exact name of Registrant as specified in its charter)

N/A

(Former name or address, if changed since last report)

Delaware	001-10171	80-0973608
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

500 N. Central Expressway, Suite 202

Plano, Texas 75074

(Address of Principal Executive Offices, Including Zip Code)

(214) 323-8410

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter or Rule 12b-2 of the Securities and Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

FORWARD LOOKING STATEMENTS

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In some cases, you can identify forward-looking statements by the following words: “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Forward-looking statements are not a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on information available at the time the statements are made and involve known and unknown risks, uncertainties and other factors that may cause our results, levels of activity, performance or achievements to be materially different from the information expressed or implied by the forward-looking statements in this Current Report. We cannot assure you that the forward-looking statements in this Current Report will prove to be accurate, and therefore, prospective investors are encouraged not to place undue reliance on forward-looking statements. You should carefully read this Current Report completely, and it should be read and considered with all other reports filed by us with the United States Securities and Exchange Commission (the “SEC”) and contained in the SEC Edgar Archives at www.sec.gov. Other than as required by law, we undertake no obligation to update or revise these forward-looking statements, even though our situation may change in the future.

EXPLANATORY NOTES

Except as otherwise indicated by context, references to “KonaTel,” the “Company,” “we,” “our,” “us” and words of similar import refer to “KonaTel, Inc.,” a Delaware corporation, formerly named Dala Petroleum Corp., which is the Registrant (“KonaTel”), and our wholly-owned subsidiaries, KonaTel, Inc., a Nevada corporation (“KonaTel Nevada”); and Apeiron Systems, Inc., a Nevada corporation (“Apeiron Systems”). Our 51% owned subsidiary, IM Telecom, LLC, an Oklahoma limited liability company doing business as “Infiniti Mobile,” is referenced herein as “IM Telecom” or “Infiniti Mobile.”

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Membership Interest Purchase Agreement

On January 22, 2024 (the “Effective Date”), KonaTel and IM Telecom entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) with Excess Telecom, Inc., a Nevada corporation (“Excess Telecom”). Pursuant to the Purchase Agreement, KonaTel sold a membership interest in IM Telecom (the “Membership Interest”) to Excess Telecom initially representing 49% of the Membership Interest in IM Telecom (the “Initial Closing”), with conveyance of the remaining 51% of the Membership Interest (the “Final Closing”) to Excess Telecom being subject to a final change of control approval by the United States Federal Communications Commission (the “FCC”).

Additional agreements were also executed by the Parties at the Initial Closing Date of the Purchase Agreement, including a Management Service Agreement, a Master Distribution Agreement and an Amended and Restated Operating Agreement (collectively, the “Transaction Documents”).

For additional information on the initial Transaction Documents, see our 8-K Current Report of dated January 22, 2024, and filed with the SEC on January 30, 2024, which is attached hereto in Hyperlink in Section 9 – Financial Statements and Exhibits, Item 9.01, below, and which is incorporated herein.

Certain of these Transaction Documents were amended or restated by signature dated March 4, 2025, but effective as of the date or dates set forth at the beginning of each of the referenced Transaction Documents and copies of which accompany the 8-KA-1 Current Report dated January 22, 2024, and filed with the SEC on March 10, 2025, which is attached hereto in Hyperlink in Section 9 – Financial Statements and Exhibits, Item 9.01, below, and which is also incorporated herein.

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KonaTel and Excess Telecom have been working together to establish best practices in compliance and building an expanded Eligible Telecommunications Carrier (“ETC”) footprint in the United States for IM Telecom. In addition to its approved Federal Compliance Plan, IM Telecom has increased its state-authorized ETC approvals and is now approved in 40 states. Although these state approvals are complete, IM Telecom is currently awaiting FCC delivery of several Original Equipment Codes (“SACs”) to begin operating in the additional states.

In furtherance of their understanding to establish best practices and build an expanded ETC footprint in the United States for IM Telecom, on September 19, 2025, KonaTel and Excess Telecom executed a First Omnibus Amendment to Transaction Documents (the “Omnibus Agreement”) and a Third Amended and Restated Operating Agreement of IM Telecom (the “Amended Operating Agreement”), which were held in escrow pending their exchange between the Parties, which occurred on September 24, 2025. Copies of the Omnibus Agreement and the Amended Operating Agreement accompany this Current Report and are incorporated herein by reference. See Section 9 – Financial Statements and Exhibits, Item 9.01, below.

The Omnibus Amendment was executed to formulate an “Annual Plan” that would be executed by the employees of IM Telecom and in which the operational expenses were committed to the ongoing continuity of IM Telecom. IM Telecom has chosen to continue ongoing operations by withdrawing the application for change of control with the FCC until a future time and may refile the application with the FCC at some time in the future for the purpose of initiating the Final Closing under the Purchase Agreement. The Parties acknowledge that they are not currently pursuing the Final Closing, subject to the reservation of Excess Telecom’s rights to request that IM Telecom pursue it at a later date under the Transaction Documents.

IM Telecom shall employ such employees and staff as may be set forth in the Annual Plan as defined in the Amended Operating Agreement, and it will engage a payroll service provider to facilitate payroll payments and employee benefits offered by IM Telecom. All such employees shall be considered employees of IM Telecom and IM Telecom shall be solely responsible for the payment of all payroll, payroll taxes and all employee benefits of such employees, including, without limitation, health insurance and workers’ compensation insurance.

The Management Agreement originally signed on the Initial Closing has been terminated and is of no further force or effect and all ongoing business operations will continue under IM Telecom. All references to the Management Agreement in any of the Transaction Documents shall hereafter be governed by IM Telecom’s Annual Plan.

Additionally, KonaTel shall receive $700,000 of the $1,000,000 original holdback amount ($150,000 of which has already been received by KonaTel) under the Purchase Agreement, and is subject to KonaTel exercising best efforts to cause the FCC to reactivate IM Telecom’s Applications Programming Interfaces (“APIs”). This amount will be paid or credited upon the full execution and delivery of these amendments and the Transaction Documents to the FCC. Delivery to the FCC of this documentation was accomplished September 26, 2025, and payment of the $700,000 shall be made to KonaTel directly. The remaining $150,000 of the original holdback amount will be paid to KonaTel at a future date in accordance with the Transaction Documents.

IM Telecom will also hire a new CEO and operate under the new Annual Plan and budget for the remainder of 2025, in addition to creation of a new Annual Plan for 2026 and each year beyond. Going forward, all revenue, operational expenses and profits and losses will be recognized at the IM Telecom entity level.

Instead of a roll up of profits coming from IM Telecom, KonaTel will continue to receive Distribution Agreement payments for compensation from its sales under the IM Telecom vertical sales channels, including all new sales stemming from our new healthcare vertical partnership as originally planned, and as previously disclosed in our 10-Q Quarterly Report for the quarter ended June 30, 2025, which was filed with the SEC on August 19, 2025, and is available by Hyperlink in Section 9 – Financial Statements and Exhibits, Item 9.01, below, and which is also incorporated herein.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description of Exhibit

10.1	First Omnibus Amendment to Transaction Documents
10.2	Third Amended and Restated Operating Agreement of IM Telecom

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Documents Incorporated by Reference:

8-K Current Report of the Company dated January 22, 2024, and filed with the SEC on January 30, 2024, regarding the Transaction Documents between the Company and Excess Telecom.

8-KA-1 Current Report dated January 22, 2024, and filed with the SEC on March 10, 2025, regarding certain amendments to the Transaction Documents between the Company and Excess Telecom.

10-Q Quarterly Report for the quarter ended June 30, 2025, which was filed with the SEC on August 19, 2025.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KonaTel, Inc.

Date: September 30, 2025	By:	/s/ D. Sean McEwen
D. Sean McEwen
Chairman and Chief Executive Officer

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